UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-06475

             ------------------------------------------------------

                       Strategic Global Income Fund, Inc.

   --------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114

   --------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Mark F. Kemper, Esq.
                   UBS Global Asset Management (Americas) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                              Jack W. Murphy, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                            Washington, DC 20006-2401

        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end: November 30

Date of reporting period: May 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

[LOGO OF UBS] UBS Global Asset
                  Management

              STRATEGIC GLOBAL
              INCOME FUND, INC.
              SEMIANNUAL REPORT
              MAY 31, 2006

STRATEGIC GLOBAL INCOME FUND, INC.

July 14, 2006

DEAR SHAREHOLDER,

We are pleased to present you with the semiannual report for Strategic Global Income Fund, Inc. (the "Fund") for the six-month period ended May 31, 2006.

PERFORMANCE

Over the six-month period ended May 31, 2006, the Fund returned 5.44% on a net asset value basis, compared with the 3.89% median net asset value return for the Fund's peer group, the Lipper Global Income Funds, and the 3.76% return for the Fund's benchmark, the Strategic Global Income Fund Index* (the "Index"). On a market price basis, the Fund returned 16.14% over the six-month period, compared with its Lipper peer group's median market price return of 6.41% over the same timeframe. (For more performance information, please refer to "Performance at a Glance" on page 6.)

--------------------------------------------------------------------------------
STRATEGIC GLOBAL INCOME FUND, INC.

INVESTMENT GOALS:

Primarily, high level of current income; secondarily, capital appreciation.

PORTFOLIO MANAGEMENT:

Portfolio management team, including Uwe Schillhorn

UBS Global Asset Management (Americas) Inc.

COMMENCEMENT:

February 3, 1992

NYSE SYMBOL:

SGL
--------------------------------------------------------------------------------

During the reporting period, the Fund continued not to use leverage--the investing of borrowed money. The use of leverage can magnify the effect of both gains and losses and can create a wider range of returns for a fund and within a fund's peer group over time.

AN INTERVIEW WITH PORTFOLIO MANAGER UWE SCHILLHORN

Q. WHAT LED TO THE FUND'S OUTPERFORMANCE OF ITS LIPPER PEER GROUP ON A MARKET PRICE BASIS?

A. Many factors can affect whether investors are willing to pay more or less for a fund than the net asset value (NAV) of the shares, and hence,

* The Fund's benchmark has been changed from the Citigroup World Government Bond Index to a new, proprietary benchmark based upon a blend of two separate indices. The new benchmark, the Strategic Global Income Fund Index, is compiled by the Fund's advisor based upon two other unmanaged indices, namely 67% Citigroup World Government Bond Index (broadly representing global sovereign bonds) and 33% J.P. Morgan Emerging Markets Bond Index -- Global (representing debt securities issued in developing countries). We believe the new benchmark more closely reflects the Fund's current investment strategies.

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                                                                               1

STRATEGIC GLOBAL INCOME FUND, INC.

   whether a fund trades at a premium or a discount. At the beginning of the reporting period, the Fund traded at a rather significant discount of approximately 8% to its underlying NAV. As the period progressed, the Fund moved from trading at a discount to trading at a premium.

   The Fund's solid NAV performance during a challenging period for international fixed income markets may have had an effect on the Fund's market price during the semiannual period. However, the Fund's management team ultimately is unable to predict whether the Fund will trade at a discount or a premium, as there are many external factors that influence market trading.

Q. HOW WOULD YOU DESCRIBE THE GLOBAL ECONOMIC ENVIRONMENT DURING THE SEMIANNUAL PERIOD?

A. Economies around the world were generally quite strong over the reporting period. In the United States, GDP growth bounced back to 5.6% quarter over quarter growth to start 2006 after a lackluster finish to 2005. Unemployment continued to improve, finishing the period at 4.6%, down from 5.0% in November 2005. Against this backdrop, the US Federal Reserve Board (the "Fed") continued its tightening campaign, raising short-term interest rates four times during the reporting period, and once more after the period ended to bring the federal funds rate to 5.25%. (The federal funds rate is the interest rate banks charge each other for overnight loans.)

   International economies also strengthened during the reporting period, though at a lesser rate than in the US. The European Central Bank raised its key rates once during the reporting period and once shortly thereafter. In Japan, bank lending increased dramatically in anticipation of the Bank of Japan increasing interest rates from zero--another sign of the continuing recovery in Japan's economy. The Reserve Bank of Australia also raised interest rates during the period.

Q. HOW DID THE WORLD'S BOND MARKETS PERFORM OVER THE SIX-MONTH REPORTING PERIOD?

A. In light of the global tightening in monetary policies, it's no surprise that interest rates also rose during the reporting period. In the US, Treasury yields increased across the board, with the yield curve remaining exceptionally flat by most measures. As yields rose, prices on existing bond issues fell. This was generally the case throughout developed markets during the period. Emerging market debt, on the other hand, posted solid returns over much of the past six months, before reversing direction in the month of May. The recent downturn notwithstanding, the Fund held large positions in Brazilian and Argentine government bonds throughout the entire reporting period, and our exposure to

--------------------------------------------------------------------------------
2

STRATEGIC GLOBAL INCOME FUND, INC.

   both countries was beneficial to performance. Latin America has made solid economic progress in recent years, and as those economies have improved, debt from the region has become more attractive, and has appreciated as a result.

Q. HOW DID YOU POSITION THE PORTFOLIO FROM A DURATION STANDPOINT?

A. During the period, our duration stance was slightly below our neutral target, reflecting our conviction that interest rates would continue to rise. Duration, which measures a fund's sensitivity to interest rate changes, is a key part of our active management strategy, especially during periods of changing interest rates such as the reporting period. As of our last report, the Fund's modified duration was 4.5%. (Modified duration is the change in the Fund's NAV, expressed as a percentage, expected in response to each 1% change in the yield of the portfolio's holdings.) Our target neutral stance is 5.0%, which would indicate a belief that global interest rates were likely to remain fairly stable. We maintained our short position throughout the period, finishing the six months slightly shorter, at 4.3%.

Q. WHAT WAS YOUR CURRENCY STRATEGY DURING THE PERIOD?

A. From a currency standpoint, we found the Swedish krona, Swiss franc, Japanese yen and a number of other Southeast Asian currencies, including the Thai baht, to be particularly attractive in terms of relative valuations. The US dollar weakened throughout the period, and although we increased our exposure somewhat, we maintained an underweight position in the US cash market over the entirety of the past six months. Other currencies that our research indicated were overvalued included the Canadian dollar, the euro and the British pound. Our currency analysis was fairly accurate, and our positioning helped the Fund's returns on a net asset value basis during the period.

Q. WHICH HOLDINGS OR STRATEGIES GENERATED STRONG RESULTS OVER THE PERIOD?

A. As previously mentioned, the Fund's exposure to emerging markets debt, despite the pullback in May, had a positive impact on performance. The economies of Latin America, which have been particularly solid over the past several quarters, continued to expand in concert, with certain countries in the region exceeding growth expectations. We found this region to be quite attractive given its recent strength. Argentina represented the Fund's largest overweight position versus the Index at period end, and our position there benefited performance.

   For years, inflation in Argentina spiraled out of control, eventually leading to an significant depreciation of the country's currency.

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

   Beginning in 2001, however, the government has taken significant steps to restructure debt and stabilize its currency to the point where the economy is now on much more stable footing. Ecuador and Brazil have also shown signs of improvement, and although our positions there are not as significant, they did help Fund performance.

Q. WHAT IS YOUR OUTLOOK FOR THE GLOBAL ECONOMY AND THE FIXED INCOME MARKETS?

A. Our analysis indicates that global economic growth is steady and relatively strong at this point. We anticipate US GDP growth to continue at a trend-like pace and for economies in the Eurozone and Japan to continue improving. We believe that given this strength, global monetary policy is still somewhat accommodative, with some room left for interest rates to rise before reflecting a more neutral policy. That said, we believe bond yields in most developed markets are below equilibrium, meaning that prices could continue to slide in the coming months. In what could prove to be a challenging environment for fixed income investors in the months ahead, active management and tactical duration exposure is likely to play a significant role in performance.

--------------------------------------------------------------------------------
4

STRATEGIC GLOBAL INCOME FUND, INC.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding your fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

/s/ W. Douglas Beck

W. Douglas Beck, CFA
President
Strategic Global Income Fund, Inc.
Executive Director
UBS Global Asset Management (Americas) Inc.

/s/ Uwe Schillhorn

Uwe Schillhorn, CFA
Portfolio Management Team Member
Strategic Global Income Fund, Inc.
Executive Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended May 31, 2006. The views and opinions in the letter were current as of July 14, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

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                                                                               5

STRATEGIC GLOBAL INCOME FUND, INC.

PERFORMANCE AT A GLANCE (UNAUDITED)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 5/31/06

TOTAL RETURNS                                       6 MONTHS      1 YEAR      5 YEARS      10 YEARS
---------------------------------------------------------------------------------------------------
STRATEGIC GLOBAL INCOME FUND, INC.
---------------------------------------------------------------------------------------------------
Net asset value*                                      5.44%        5.17%       10.92%        8.68%
---------------------------------------------------------------------------------------------------
Market price*                                        16.14%       (2.92)%      12.04%       11.16%
===================================================================================================

LIPPER GLOBAL INCOME FUNDS MEDIAN**
---------------------------------------------------------------------------------------------------
Net asset value*                                      3.89%        5.19%       12.86%        7.84%
---------------------------------------------------------------------------------------------------
Market price*                                         6.41%        4.38%       14.38%       11.34%
===================================================================================================
STRATEGIC GLOBAL INCOME FUND, INC. INDEX*+            3.76%        2.04%        9.53%        7.89%
===================================================================================================

* Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor's Fund shares, when sold, may be worth more or less than their original cost. Fund net asset value ("NAV") return assumes, for illustration only, that dividends/distributions were reinvested at the NAV on the payable dates. Fund market price returns assume that dividends/distributions were reinvested under the Dividend Reinvestment Plan. NAV and market price returns for periods of less than one year have not been annualized.

   Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or brokerage commissions and taxes on the sale of Fund shares.

** Lipper peer group data calculated by Lipper Inc.; used with permission. The
   Lipper median is the return of the fund that places in the middle of the peer group.

+  An unmanaged index compiled by the Advisor, constructed as follows: 33%
   J.P. Morgan Emerging Markets Bond Index Global Index and 67% Citigroup World Government Bond Index.

--------------------------------------------------------------------------------
6

STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS*                          5/31/06                 11/30/05                 5/31/05
---------------------------------------------------------------------------------------------------
Net Asset Value                            $11.62                   $11.47                  $11.96
---------------------------------------------------------------------------------------------------
Market Price                               $11.78                   $10.56                  $13.15
---------------------------------------------------------------------------------------------------
12-Month Dividends/Distributions          $0.9431                  $1.9059                 $2.0656
---------------------------------------------------------------------------------------------------
Monthly Dividend/Distribution
  at Period-End                           $0.0792                  $0.0767                 $0.1005
---------------------------------------------------------------------------------------------------
Net Assets (mm)                            $212.2                   $209.4                  $218.4
---------------------------------------------------------------------------------------------------
Weighted Average Maturity               7.81 yrs.                8.39 yrs.               7.66 yrs.
---------------------------------------------------------------------------------------------------
Modified Duration                             4.3%                     4.5%                    4.5%
---------------------------------------------------------------------------------------------------

CURRENCY EXPOSURE**                       5/31/06                 11/30/05                 5/31/05
---------------------------------------------------------------------------------------------------
US Dollar Denominated                        45.0%                    39.3%                   65.8%
---------------------------------------------------------------------------------------------------
Non US Dollar Denominated                    55.0                     60.7                    34.2
---------------------------------------------------------------------------------------------------
TOTAL                                       100.0%                   100.0%                  100.0%
===================================================================================================

CREDIT QUALITY**                          5/31/06                 11/30/05                 5/31/05
---------------------------------------------------------------------------------------------------
AAA                                          32.8%                    30.2%                   31.9%
---------------------------------------------------------------------------------------------------
AA                                            1.0                      1.1                     2.8
---------------------------------------------------------------------------------------------------
A                                            11.0                     10.6                    13.4
---------------------------------------------------------------------------------------------------
BBB                                           7.4                     16.5                    11.8
---------------------------------------------------------------------------------------------------
BB                                           13.2                     11.5                    10.5
---------------------------------------------------------------------------------------------------
B                                             9.7                      7.4                     9.5
---------------------------------------------------------------------------------------------------
CCC                                           5.2                      5.1                     3.9
---------------------------------------------------------------------------------------------------
Non-Rated                                    13.0                      9.3                     8.7
---------------------------------------------------------------------------------------------------
Cash Equivalents                              8.2                      8.4                     6.0
---------------------------------------------------------------------------------------------------
Other assets, less liabilities               (1.5)                    (0.1)                    1.5
---------------------------------------------------------------------------------------------------
TOTAL                                       100.0%                   100.0%                  100.0%
===================================================================================================

*   Prices and other characteristics will vary over time.

** Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed, and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), to individual portfolio holdings. S&P is an independent ratings agency.

+ Modified duration is the change in price, expressed as a percentage, expected in response to each 1% change in the yield of the portfolio's holdings.

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO STATISTICS (UNAUDITED)

TOP 10 COUNTRIES
(OTHER THAN SHORT
TERM INVESTMENTS)* 5/31/06                        11/30/05                        5/31/05
------------------------------------------------------------------------------------------
United States         22.3%     United States         24.5%     United States        28.7%
------------------------------------------------------------------------------------------
Argentina             13.1      Argentina             10.8      Germany              10.7
------------------------------------------------------------------------------------------
Germany               11.3      Germany               10.0      Argentina             9.4
------------------------------------------------------------------------------------------
Malaysia               6.0      Brazil                 7.1      Brazil                6.9
------------------------------------------------------------------------------------------
France                 4.8      Russia                 6.5      Russia                6.5
------------------------------------------------------------------------------------------
Brazil                 4.6      Malaysia               5.8      France                3.8
------------------------------------------------------------------------------------------
Mexico                 3.0      France                 4.7      Mexico                3.8
------------------------------------------------------------------------------------------
Qatar                  3.0      Qatar                  3.3      Malaysia              2.9
------------------------------------------------------------------------------------------
Ecuador                2.4      Poland                 2.2      Austria               2.6
------------------------------------------------------------------------------------------
Netherlands            2.4      Ecuador                1.8      Italy                 2.4
------------------------------------------------------------------------------------------
TOTAL                 72.9%                           76.7%                          77.7%
==========================================================================================

* Weightings represent percentages of net assets of the entire Fund as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

--------------------------------------------------------------------------------
8

STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2006 (UNAUDITED)

                                                                              FACE
                                                                             AMOUNT            VALUE
-------------------------------------------------------------------------------------------------------
BONDS -- 93.19%
US BONDS -- 22.25%
US CORPORATE BONDS -- 9.00%

Bank One Corp.
   7.875%, due 08/01/10 ............................................     $     2,000,000   $  2,161,654
Bombardier Capital, Inc., 144A
   6.125%, due 06/29/06 ............................................           1,000,000      1,000,000
C.S. First Boston USA, Inc.
   6.500%, due 01/15/12 ............................................           2,000,000      2,060,292
Fortune Brands, Inc.
   5.375%, due 01/15/16 ............................................           2,000,000      1,888,626
General Electric Capital Corp.
   6.000%, due 06/15/12 ............................................           2,000,000      2,031,980
General Motors Acceptance Corp.
   6.125%, due 09/15/06 ............................................           1,000,000        996,473
   6.875%, due 09/15/11 ............................................           1,000,000        939,420
HSBC Finance Corp.
   6.750%, due 05/15/11 ............................................           2,000,000      2,082,258
Kraft Foods, Inc.
   5.250%, due 06/01/07 ............................................           1,000,000        995,360
Miller Brewing Co., 144A
   5.500%, due 08/15/13 ............................................           1,000,000        968,860
Residential Capital Corp.
   6.125%, due 11/21/08 ............................................           2,000,000      1,978,246
Time Warner Cos., Inc.
   7.480%, due 01/15/08 ............................................           1,000,000      1,026,216
Washington Mutual Preferred Funding Delaware, 144A +*
   6.534%, due 03/15/11 ............................................           1,000,000        961,270
                                                                                           ------------
                                                                                             19,090,655
                                                                                           ------------
ASSET-BACKED SECURITIES -- 4.70%
Conseco Finance Securitizations Corp., 00-1, Class A4
   7.620%, due 05/01/31 ............................................              63,090         63,104
Conseco Finance Securitizations Corp., 00-2, Class A4
   8.480%, due 12/01/30 ............................................             586,868        589,919
Conseco Finance Securitizations Corp., 00-5, Class A5
   7.700%, due 02/01/32 ............................................           5,000,000      4,980,023
Green Tree Financial Corp., 99-1, Class A5
   6.110%, due 09/01/23 ............................................           2,546,819      2,535,649
New York City Tax Lien, 04-AA, Class C, 144A
   3.960%, due 12/11/17 ............................................             833,002        785,528

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                                                                               9

STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2006 (UNAUDITED)

                                                                              FACE
                                                                             AMOUNT            VALUE
-------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- (CONCLUDED)
Providian Gateway Master Trust, 04-AA, Class D, 144A +
   6.931%, due 03/15/11 ............................................     $     1,000,000   $  1,012,656
                                                                                           ------------
                                                                                              9,966,879
                                                                                           ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 2.80%
Bear Stearns Commercial Mortgage Securities, 05-LXR1,
   Class K, 144A +
   6.931%, due 09/15/18 ............................................           1,000,000        999,960
Commercial Mortgage Acceptance Corp., 97-ML1, Class D +
   6.957%, due 12/15/30 ............................................             977,000        998,682
Commercial Mortgage Pass-Through Certificates,
   01-FL5A, Class E, 144A +
   6.581%, due 11/15/13 ............................................             517,851        517,851
Commercial Mortgage Pass-Through Certificates,
   01-FL5A, Class F, 144A +
   5.689%, due 11/15/13 ............................................           1,000,000      1,000,000
DLJ Commercial Mortgage Corp., 99-CG1, Class A1A
   6.080%, due 03/10/32 ............................................             401,948        402,256
Four Times Square Trust, 00-4TS, Class A1, 144A
   7.690%, due 04/15/15 ............................................             734,787        766,320
Morgan Stanley Dean Witter Capital I, 00-LIF2, Class A2
   7.200%, due 10/15/33 ............................................           1,000,000      1,050,675
Nomura Asset Securities Corp., 98-D6, Class A1A
   6.280%, due 03/15/30 ............................................             217,540        218,117
                                                                                           ------------
                                                                                              5,953,861
                                                                                           ------------
MORTGAGE-BACKED SECURITIES -- 2.44%
Countrywide Alternative Loan Trust, 05-J2, Class 2A1
   7.500%, due 12/25/34 ............................................             373,533        372,139
Federal Home Loan Mortgage Corp. +
   4.619%, due 12/01/34 ............................................           2,998,256      2,928,368
Federal Home Loan Mortgage Corp., 3033, Class 0I, IO (a)
   5.500%, due 10/15/22 ............................................           1,352,817         86,521
Federal National Mortgage Association +
   4.931%, due 02/01/35 ............................................           1,809,150      1,789,344
                                                                                           ------------
                                                                                              5,176,372
                                                                                           ------------
US GOVERNMENT OBLIGATIONS -- 3.31%
US Treasury Bonds
   6.250%, due 08/15/23 ............................................             385,000        422,989
   6.250%, due 05/15/30 ............................................           1,650,000      1,858,055
   8.500%, due 02/15/20 ............................................             220,000        287,564
   8.875%, due 02/15/19 ............................................           1,830,000      2,431,184

--------------------------------------------------------------------------------
10

STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2006 (UNAUDITED)

                                                                              FACE
                                                                             AMOUNT            VALUE
-------------------------------------------------------------------------------------------------------
US GOVERNMENT OBLIGATIONS -- (CONCLUDED)
US Treasury Notes
   3.875%, due 02/15/13 ............................................     $       445,000   $    414,737
   4.125%, due 05/15/15 ............................................             435,000        404,091
   4.625%, due 02/29/08 ............................................             390,000        387,212
   4.750%, due 05/15/14 ............................................             835,000        815,593
                                                                                           ------------
                                                                                              7,021,425
                                                                                           ------------
Total US Bonds .....................................................                         47,209,192
                                                                                           ------------
INTERNATIONAL BONDS -- 70.94%
INTERNATIONAL CORPORATE BONDS -- 13.32%
ARGENTINA -- 2.93%
Banco de Galicia y Buenos Aires
   5.000%, due 01/01/14 ++ .........................................     $     4,340,000      3,656,450
   8.190%, due 01/01/10 + ..........................................           2,000,000      1,980,000
   11.000%, due 01/01/19 ++ ........................................             551,906        578,122
                                                                                           ------------
                                                                                              6,214,572
                                                                                           ------------
BRAZIL -- 0.56%
Barclays Bank PLC Inflation Credit-Linked Note, 144A +
   0.000%, due 05/17/45 ............................................   BRL     2,530,000      1,195,692
                                                                                           ------------
GERMANY -- 1.28%
Landwirtschaftliche Rentenbank
   5.750%, due 01/21/15 ............................................   AUD     3,705,000      2,717,071
                                                                                           ------------
MALAYSIA -- 6.00%
Johor Corp.
   0.000%, due 07/31/09 @ ..........................................   MYR     6,600,000      2,017,626
   1.000%, due 07/31/12 ............................................          35,840,000     10,709,556
                                                                                           ------------
                                                                                             12,727,182
                                                                                           ------------
MEXICO -- 0.52%
PEMEX Project Funding Master Trust
   8.625%, due 02/01/22 ............................................     $     1,000,000      1,115,000
                                                                                           ------------
NETHERLANDS -- 1.53%
HSBK Europe BV, 144A
   7.750%, due 05/13/13 ............................................     $       430,000        434,300

TuranAlem Finance BV
   7.750%, due 04/25/13, 144A ......................................             770,000        762,300
   7.875%, due 06/02/10 ............................................             770,000        781,550
   8.500%, due 02/10/15 ............................................           1,250,000      1,259,375
                                                                                           ------------
                                                                                              3,237,525
                                                                                           ------------

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2006 (UNAUDITED)

                                                                              FACE
                                                                             AMOUNT            VALUE
-------------------------------------------------------------------------------------------------------
PHILIPPINES -- 0.36%
National Power Corp.
   9.625%, due 05/15/28 ............................................     $       700,000   $    756,700
                                                                                           ------------
UKRAINE -- 0.14%
NAK Naftogaz Ukrainy
   8.125%, due 09/30/09 ............................................     $       300,000        290,625
                                                                                           ------------
Total International Corporate Bonds ................................                         28,254,367
                                                                                           ------------
FOREIGN GOVERNMENT BONDS -- 55.27%
ARGENTINA -- 10.05%
Republic of Argentina +
   2.000%, due 02/04/18, NGB .......................................   ARS     7,750,000      3,349,858
   3.000%, due 04/30/13 ............................................     $       710,000        508,005
   4.889%, due 08/03/12 (b) ........................................          16,150,000     13,210,700
   5.830%, due 12/31/33, DISC ......................................   ARS    11,130,000      4,246,440
                                                                                           ------------
                                                                                             21,315,003
                                                                                           ------------
AUSTRIA -- 1.71%
Republic of Austria
   3.800%, due 10/20/13, 144A ......................................   EUR     1,885,000      2,402,917
   5.875%, due 07/15/06 ............................................             950,000      1,221,298
                                                                                           ------------
                                                                                              3,624,215
                                                                                           ------------
BELGIUM -- 0.75%
Government of Belgium
   5.750%, due 03/28/08 ............................................   EUR     1,200,000      1,601,032
                                                                                           ------------
BRAZIL -- 4.08%
Brazil Real Credit-Linked Note
   14.481%, due 01/05/10 @ .........................................     $     4,708,301      2,747,473
   15.558%, due 01/03/07 @ .........................................           2,089,419      1,921,324
   18.870%, due 01/05/10 ...........................................   BRL     4,250,000      1,058,097
Federal Republic of Brazil
   11.000%, due 01/11/12 ...........................................     $     1,930,000      2,296,700
Federal Republic of Brazil, EXIT Bond
   6.000%, due 09/15/13 ............................................             625,000        624,687
                                                                                           ------------
                                                                                              8,648,281
                                                                                           ------------
ECUADOR -- 2.42%
Republic of Ecuador ++
   9.000%, due 08/15/30 ............................................     $     5,230,000      5,133,245
                                                                                           ------------

--------------------------------------------------------------------------------
12

STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2006 (UNAUDITED)

                                                                              FACE
                                                                             AMOUNT            VALUE
-------------------------------------------------------------------------------------------------------
EL SALVADOR -- 1.02%
Republic of El Salvador
   7.750%, due 01/24/23 ............................................     $       560,000   $    593,600
   8.250%, due 04/10/32 ............................................           1,480,000      1,565,100
                                                                                           ------------
                                                                                              2,158,700
                                                                                           ------------
FINLAND -- 1.79%
Government of Finland
   5.000%, due 07/04/07 ............................................   EUR     2,350,000      3,067,613
   5.750%, due 02/23/11 ............................................             530,000        739,323
                                                                                           ------------
                                                                                              3,806,936
                                                                                           ------------
FRANCE -- 4.76%
French Treasury Note
   3.500%, due 07/12/09 ............................................   EUR     1,569,000      2,006,896
Government of France
   3.750%, due 04/25/21 ............................................           1,940,000      2,369,771
   4.000%, due 04/25/13 ............................................             900,000      1,164,631
   4.250%, due 04/25/19 ............................................             385,000        500,739
   5.000%, due 10/25/16 ............................................           1,015,000      1,407,749
   5.500%, due 04/25/07 ............................................           2,020,000      2,639,780
                                                                                           ------------
                                                                                             10,089,566
                                                                                           ------------
GERMANY -- 10.06%
Bundesobligation
   3.250%, due 04/17/09 ............................................   EUR     3,075,000      3,911,730
   3.500%, due 10/10/08 ............................................           3,150,000      4,038,884
Deutsche Bundesrepublik
   3.750%, due 01/04/15 ............................................             660,000        834,673
   4.750%, due 07/04/34 ............................................             315,000        434,897
   5.000%, due 07/04/12 ............................................           1,665,000      2,269,510
   6.000%, due 01/04/07 ............................................           6,715,000      8,744,701
   6.250%, due 01/04/24 ............................................             360,000        577,629
   6.500%, due 07/04/27 ............................................             315,000        529,030
                                                                                           ------------
                                                                                             21,341,054
                                                                                           ------------
HUNGARY -- 1.07%
Republic of Hungary
   7.500%, due 11/12/20 ............................................   HUF   435,000,000      2,271,684
                                                                                           ------------
INDONESIA -- 1.14%
Indonesia Government Credit-Linked Note, 144A
   11.000%, due 10/15/14 ...........................................   IDR 3,650,000,000        369,690
Republic of Indonesia, 144A
   6.750%, due 03/10/14 ............................................     $       270,000        267,300

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2006 (UNAUDITED)

                                                                              FACE
                                                                             AMOUNT            VALUE
-------------------------------------------------------------------------------------------------------
INDONESIA--(CONCLUDED)
   7.500%, due 01/15/16 ............................................     $       850,000   $    875,500
   8.500%, due 10/12/35 ............................................             830,000        897,396
                                                                                           ------------
                                                                                              2,409,886
                                                                                           ------------
MEXICO -- 2.43%
United Mexican States
   7.500%, due 04/08/33 ............................................     $     2,500,000      2,618,750
   8.000%, due 12/19/13 ............................................   MXN    23,500,000      1,962,363
   8.300%, due 08/15/31 ............................................     $       510,000        580,890
                                                                                           ------------
                                                                                              5,162,003
                                                                                           ------------
NETHERLANDS -- 0.84%
Government of Netherlands
   4.000%, due 01/15/37 ............................................   EUR       650,000        794,721
   5.750%, due 02/15/07 ............................................             755,000        984,374
                                                                                           ------------
                                                                                              1,779,095
                                                                                           ------------
PERU -- 2.05%
Republic of Peru
   8.375%, due 05/03/16 ............................................     $       280,000        302,400
   9.125%, due 02/21/12 ............................................             710,000        782,775
   9.875%, due 02/06/15 ............................................           2,780,000      3,262,330
                                                                                           ------------
                                                                                              4,347,505
                                                                                           ------------
POLAND -- 2.36%
Republic of Poland
   5.750%, due 06/24/08 ............................................   PLN    15,060,000      5,017,730
                                                                                           ------------
QATAR -- 2.97%
State of Qatar
   9.500%, due 05/21/09, 144A ......................................     $       770,000        848,925
   9.750%, due 06/15/30 ............................................           3,870,000      5,456,700
                                                                                           ------------
                                                                                              6,305,625
                                                                                           ------------
RUSSIA -- 2.22%
Russian Federation
   5.000%, due 03/31/30 ++ .........................................     $       480,000        511,800
   5.000%, due 03/31/30, 144A ++ ...................................           1,536,462      1,638,253
Russian Gazprom Credit-Linked Note, 144A
   8.110%, due 01/18/07 ............................................   RUB    24,400,000        914,739
Russian Ruble Credit-Linked Note, 144A
   7.580%, due 10/09/07 ............................................          43,800,000      1,642,842
                                                                                           ------------
                                                                                              4,707,634
                                                                                           ------------

--------------------------------------------------------------------------------
14

STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2006 (UNAUDITED)

                                                                              FACE
                                                                             AMOUNT            VALUE
-------------------------------------------------------------------------------------------------------
SLOVAKIA -- 0.53%
Republic of Slovakia
   4.800%, due 04/14/09 ............................................   SKK    33,000,000   $  1,123,840
                                                                                           ------------
TURKEY -- 1.64%
Republic of Turkey
   8.000%, due 02/14/34 ............................................     $       930,000        924,187
   9.000%, due 06/30/11 ............................................             770,000        836,413
Republic of Turkey Credit-Linked Note
   0.000%, due 02/11/10 @, 144A ....................................           1,800,000      1,411,632
   15.000%, due 02/10/10 ...........................................   TRY       500,000        312,043
                                                                                           ------------
                                                                                              3,484,275
                                                                                           ------------
UKRAINE -- 0.89%
ING Bank NV Credit-Linked Note
   7.790%, due 02/16/11, 144A ......................................   RUB    39,300,000      1,458,051
   11.890%, due 12/30/09 ...........................................   UAH     2,070,000        436,702
                                                                                           ------------
                                                                                              1,894,753
                                                                                           ------------
VENEZUELA -- 0.49%
Republic of Venezuela
   5.375%, due 08/07/10 ............................................     $     1,080,000      1,036,800
                                                                                           ------------
Total Foreign Government Bonds .....................................                        117,258,862
                                                                                           ------------
SOVEREIGN/SUPRANATIONAL BONDS -- 2.35%
Eurofima
   6.000%, due 01/28/14 ............................................   AUD     3,720,000      2,783,830
Inter-American Development Bank
   8.000%, due 01/26/16 ............................................   MXN    20,700,000      1,666,249
International Bank for Reconstruction & Development
   1.000%, due 02/20/13 ............................................   AUD     1,000,000        539,928
                                                                                           ------------
                                                                                              4,990,007
                                                                                           ------------
Total International Bonds ..........................................                        150,503,236
                                                                                           ------------
Total Bonds (Cost $196,067,695) ....................................                        197,712,428
                                                                                           ------------

                                                                               NUMBER OF
                                                                                 RIGHTS
                                                                               ---------
RIGHTS -- 0.02%
MEXICO -- 0.02%
United Mexican States Value Recovery
   Rights, Series D, Expiration Date 06/30/06 (c) ..................           1,615,000         10,013
United Mexican States Value Recovery Rights,
   Series E, Expiration Date 06/30/07 (c) ..........................           1,615,000         41,182
                                                                                           ------------
Total Rights (Cost $0) .............................................                             51,195
                                                                                           ------------

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2006 (UNAUDITED)

                                                                               NUMBER OF
                                                                                WARRANTS       VALUE
-------------------------------------------------------------------------------------------------------
WARRANTS -- 0.12%
ARGENTINA -- 0.12%
Republic of Argentina, expires 12/15/35 (d)
   (Cost $58,980) ..................................................          10,000,000   $    254,354
                                                                                           ------------

                                                                                 FACE
                                                                                AMOUNT
                                                                              ----------
SHORT-TERM INVESTMENTS -- 8.19%
UNITED STATES -- 0.14%
US GOVERNMENT OBLIGATIONS -- 0.14%
US Treasury Bills **
   yield of 4.26%, due 07/06/06 (e) ................................           $ 300,000        298,668
                                                                                           ------------

                                                                                SHARES
                                                                              ----------
OTHER -- 8.05% ***
UBS Supplementary Trust -- US Cash Management
   Prime Fund, 5.068% ** ...........................................          17,068,417     17,068,417
                                                                                           ------------
Total Short-Term Investments (Cost $17,367,179) ....................                         17,367,085
                                                                                           ------------
Total Investments (Cost $213,493,854) -- 101.52% ...................                        215,385,062
Liabilities, in excess of cash and other assets -- (1.52%) .........                         (3,219,301)
                                                                                           ------------
Net Assets -- 100.00% ..............................................                       $212,165,761
                                                                                           ============

--------------------------------------------------------------------------------
16

STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2006 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

Note:     The Portfolio of Investments is listed by the issuer's country of origin.
+ Floating rate securities -- The interest rates shown are the current rates as of May 31, 2006.
++ Step Bonds --- Coupon rate increases in increments to maturity. Rate disclosed is as of May 31, 2006. Maturity date disclosed is the ultimate maturity date.
@         Reflects annualized yield at May 31, 2006 on zero coupon bonds.
*         Perpetual bond security. The maturity date reflects the next call date.
**        Interest rate reflects yield at May 31, 2006.
***       Security is issued by a fund that is advised by the advisor of the
          Fund.
(a) Security is illiquid. This security amounted to $86,521 or 0.04% of net assets.
(b)       Bond interest in default.
(c) Rights do not currently accrue income. Quarterly income, if any, will vary based on several factors including oil exports, prices and inflation.
(d) Security represents an equity claim linked to Argentina's Gross Domestic Product.
(e) This security was delivered to futures contract merchant to cover margin requirements for futures contracts.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2006, the value of these securities amounted to $21,359,086 or 10.07% of net assets.
IO Interest Only -- This security entitles the holder to receive interest from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principle paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
ARS       Argentina Peso
AUD       Australian Dollar
BRL       Brazilian Real
DISC      Discount Bond
EUR       Euro
EXIT Bond A long-term bond with a low interest rate, often issued by a less developed country, that gives the buyer the right of exemption from taking part in any subsequent rescheduling.
HUF       Hungarian Forint
IDR       Indonesian Rupiah
MXN       Mexican Peso
MYR       Malaysian Ringgit
NGB       National Guaranteed Bonds
PLN       Polish Zloty
RUB       Russian Ruble
SKK       Slovakia Koruna
TRY       New Turkish Lira
UAH       Ukraine Hryvnia

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2006 (UNAUDITED)

FORWARD FOREIGN CURRENCY CONTRACTS

Strategic Global Income Fund, Inc. had the following open forward foreign currency contracts as of May 31, 2006:

                                                                                            UNREALIZED
                               CONTRACTS TO            IN                  MATURITY        APPRECIATION/
                                 DELIVER          EXCHANGE FOR              DATES         (DEPRECIATION)
--------------------------------------------------------------------------------------------------------
Argentina Peso                   1,500,000      USD       491,562          06/20/06         $   7,999
--------------------------------------------------------------------------------------------------------
Argentina Peso                   1,000,000      USD       321,802          06/20/06              (573)
--------------------------------------------------------------------------------------------------------
Australian Dollar                8,295,000      USD     6,333,233          11/27/06           111,347
--------------------------------------------------------------------------------------------------------
Brazilian Real                  10,900,000      USD     4,587,696          07/21/06           (52,965)
--------------------------------------------------------------------------------------------------------
British Pound                    4,765,000      USD     9,010,853          11/27/06            71,316
--------------------------------------------------------------------------------------------------------
Canadian Dollar                 19,250,000      USD    17,291,558          11/27/06          (271,280)
--------------------------------------------------------------------------------------------------------
Colombian Peso               5,230,000,000      USD     2,059,055          06/08/06           (40,994)
--------------------------------------------------------------------------------------------------------
Euro                             9,960,000      USD    12,865,033          11/27/06           (41,600)
--------------------------------------------------------------------------------------------------------
Mexican Peso                    20,000,000      USD     1,761,059          06/26/06               501
--------------------------------------------------------------------------------------------------------
New Turkish Lira                 4,136,447      USD     2,474,248          04/27/07            55,997
--------------------------------------------------------------------------------------------------------
Ukraine Hryvnia                  2,070,000      USD       366,372          05/18/09           (23,312)
--------------------------------------------------------------------------------------------------------
United States Dollar            18,387,064      CHF    21,810,000          11/27/06          (146,618)
--------------------------------------------------------------------------------------------------------
United States Dollar             2,200,252      COP 5,230,000,000          06/08/06          (100,203)
--------------------------------------------------------------------------------------------------------
United States Dollar            18,442,564      JPY 1,993,300,000          11/27/06          (284,347)
--------------------------------------------------------------------------------------------------------
United States Dollar            19,915,631      SEK   143,520,000          11/27/06           223,678
--------------------------------------------------------------------------------------------------------
United States Dollar             8,992,322      SGD    14,055,000          11/27/06            (8,675)
--------------------------------------------------------------------------------------------------------
United States Dollar             9,171,908      THB   350,000,000          11/27/06            (7,389)
--------------------------------------------------------------------------------------------------------
United States Dollar             2,693,876      TRY     4,136,447          04/27/07          (275,626)
--------------------------------------------------------------------------------------------------------
   Total net unrealized depreciation on forward foreign currency contracts                  $(782,744)
========================================================================================================

CURRENCY TYPE ABBREVIATIONS:
CHF  Swiss Franc
COP  Colombian Peso
JPY  Japanese Yen
SEK  Swedish Krona
SGD  Singapore Dollar
THB  Thailand Baht
TRY  New Turkish Lira
USD  United States Dollar

--------------------------------------------------------------------------------
18

STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2006 (UNAUDITED)

FUTURES CONTRACTS

Strategic Global Income Fund, Inc. had the following open futures contracts as of May 31, 2006:

                                              EXPIRATION                         CURRENT          UNREALIZED
                                                 DATE           PROCEEDS          VALUE          APPRECIATION
-------------------------------------------------------------------------------------------------------------
US INTEREST RATE FUTURES
   SALE CONTRACTS:
10 Year US Treasury Note,
   61 contracts                           September 2006      $6,419,053       $6,400,234           $18,819
=============================================================================================================

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures contracts at May 31, 2006 was $298,668.

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS -- MAY 31, 2006

INDUSTRY DIVERSIFICATION
AS A PERCENT OF NET ASSETS
AS OF MAY 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

Bonds
   US Bonds
      US Corporate Bonds
         Beverages ...................................................      0.46%
         Commercial Banks ............................................      1.02
         Consumer Finance ............................................      2.36
         Diversified Financial Services ..............................      1.93
         Food Products ...............................................      0.47
         Household Durables ..........................................      0.89
         Media .......................................................      0.48
         Thrifts & Mortgage Finance ..................................      1.39
                                                                          ------
            Total US Corporate Bonds .................................      9.00
      Asset-Backed Securities ........................................      4.70
      Commercial Mortgage-Backed Securities ..........................      2.80
      Mortgage-Backed Securities .....................................      2.44
      US Government Obligations ......................................      3.31
                                                                          ------
            Total US Bonds ...........................................     22.25
   International Bonds
      International Corporate Bonds
         Commercial Banks ............................................      6.30
         Diversified Financial Services ..............................      6.00
         Electric Utilities ..........................................      0.36
         Oil & Gas ...................................................      0.66
                                                                          ------
            Total International Corporate Bonds ......................     13.32
      Foreign Government Bonds .......................................     55.27
      Sovereign/SupraNational Bonds ..................................      2.35
                                                                          ------
            Total International Bonds ................................     70.94
Total bonds ..........................................................     93.19
Rights ...............................................................      0.02
Warrants .............................................................      0.12
Short-term investments ...............................................      8.19
                                                                          ------
Total investments ....................................................    101.52
Liabilities, in excess of cash and other assets ......................     (1.52)
                                                                          ------
Net assets ...........................................................    100.00%
                                                                          ======

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
20

STRATEGIC GLOBAL INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES -- MAY 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

ASSETS:

Investments in securities of unaffiliated issuers, at value
   (cost - $196,425,437)                                           $198,316,645
----------------------------------------------------------------------------------------------
Investments in securities of a related entity, at value
   (cost - $17,068,417)                                              17,068,417
----------------------------------------------------------------------------------------------
Total investments (cost - $213,493,854)                                            215,385,062
----------------------------------------------------------------------------------------------
Foreign currency, at value (cost - $206,314)                                           212,472
----------------------------------------------------------------------------------------------
Receivable for investments sold                                                        104,008
----------------------------------------------------------------------------------------------
Interest receivable                                                                  3,220,177
----------------------------------------------------------------------------------------------
Due from broker                                                                        887,234
----------------------------------------------------------------------------------------------
Unrealized appreciation on forward foreign currency contracts                          470,838
----------------------------------------------------------------------------------------------
Unrealized appreciation on swap agreements                                              37,525
----------------------------------------------------------------------------------------------
Variation margin receivable                                                             15,259
----------------------------------------------------------------------------------------------
Other assets                                                                            33,326
----------------------------------------------------------------------------------------------
Total assets                                                                       220,365,901
----------------------------------------------------------------------------------------------
LIABILITIES:

Payable for investments purchased                                                    6,662,901
----------------------------------------------------------------------------------------------
Unrealized depreciation on forward foreign currency contracts                        1,253,582
----------------------------------------------------------------------------------------------
Payable for investment advisor and administrator                                       178,370
----------------------------------------------------------------------------------------------
Director's fees payable                                                                  2,533
----------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                                                 102,754
----------------------------------------------------------------------------------------------
Total liabilities                                                                    8,200,140
----------------------------------------------------------------------------------------------
NET ASSETS:

Capital stock - $0.001 par value; 100,000,000 shares authorized;
   18,258,828 shares issued and outstanding                                       $207,368,810
----------------------------------------------------------------------------------------------
Distributions in excess of net investment income                                    (4,786,418)
----------------------------------------------------------------------------------------------
Accumulated net realized gain from investment transactions                           8,394,298
----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures, swaps, forward foreign currency transactions and other assets and liabilities
   denominated in foreign currencies                                                 1,189,071
----------------------------------------------------------------------------------------------
Net assets                                                                        $212,165,761
----------------------------------------------------------------------------------------------
Net asset value per share                                                               $11.62
==============================================================================================

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

STATEMENT OF OPERATIONS

                                                                         For the Six
                                                                        Months Ended
                                                                        May 31, 2006
                                                                        (unaudited)
------------------------------------------------------------------------------------
INVESTMENT INCOME:

Interest income net of foreign withholding taxes of $1,199                $5,329,624
------------------------------------------------------------------------------------
Dividend income from affiliated fund                                         480,809
------------------------------------------------------------------------------------
Securities lending income - net                                                  121
------------------------------------------------------------------------------------
   Total income                                                            5,810,554
------------------------------------------------------------------------------------
EXPENSES:

Investment advisory and administration fees                                1,063,396
------------------------------------------------------------------------------------
Custody and accounting fees                                                   85,072
------------------------------------------------------------------------------------
Reports and notices to shareholders                                           54,533
------------------------------------------------------------------------------------
Professional fees                                                             44,998
------------------------------------------------------------------------------------
Transfer agency fees                                                          13,553
------------------------------------------------------------------------------------
Listing expenses                                                              11,810
------------------------------------------------------------------------------------
Directors' fees                                                               11,714
------------------------------------------------------------------------------------
Other expenses                                                                14,772
------------------------------------------------------------------------------------
   Total expenses                                                          1,299,848
------------------------------------------------------------------------------------
Net investment income                                                      4,510,706
------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:

Net realized gain from:
------------------------------------------------------------------------------------
   Investment transactions                                                 3,751,136
------------------------------------------------------------------------------------
   Futures                                                                   745,993
------------------------------------------------------------------------------------
   Foreign currency transactions                                           3,977,106
------------------------------------------------------------------------------------
   Swap agreements                                                            88,602
------------------------------------------------------------------------------------
Net change in unrealized appreciation/(depreciation) of:
------------------------------------------------------------------------------------
   Investments                                                            (1,901,150)
------------------------------------------------------------------------------------
   Futures                                                                    36,270
------------------------------------------------------------------------------------
   Swap agreements                                                            16,142
------------------------------------------------------------------------------------
   Other assets, liabilities and forward foreign currency transactions        80,701
------------------------------------------------------------------------------------
Net realized and unrealized gains from investment activities               6,794,800
------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                     $11,305,506
====================================================================================

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
22

STRATEGIC GLOBAL INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                           For the Six
                                                           Months Ended          For the
                                                           May 31, 2006        Year Ended
                                                           (unaudited)      November 30, 2005
---------------------------------------------------------------------------------------------
FROM OPERATIONS:

Net investment income                                        $4,510,706            $9,768,670
---------------------------------------------------------------------------------------------
Net realized gain from investment transactions                3,751,136            10,392,415
---------------------------------------------------------------------------------------------
Net realized gain (loss) from futures and foreign
   currency transactions                                      4,723,099            (5,438,490)
---------------------------------------------------------------------------------------------
Net realized gain from swap agreements                           88,602                 4,402
---------------------------------------------------------------------------------------------
Net change in unrealized appreciation/(depreciation) of:
---------------------------------------------------------------------------------------------
   Investments                                               (1,901,150)          (11,621,929)
---------------------------------------------------------------------------------------------
   Futures                                                       36,270               (17,451)
---------------------------------------------------------------------------------------------
   Swap agreements                                               16,143                21,383
---------------------------------------------------------------------------------------------
   Other assets, liabilities and forward foreign
      currency transactions                                      80,700             1,556,031
---------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations         11,305,506             4,665,031
---------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income                                        (8,543,305)          (21,270,333)
---------------------------------------------------------------------------------------------
Net realized gains                                                   --           (11,450,111)
---------------------------------------------------------------------------------------------
Return of capital                                                    --            (2,079,056)
---------------------------------------------------------------------------------------------
Total dividends and distributions to shareholders            (8,543,305)          (34,799,500)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                         2,762,201           (30,134,469)
---------------------------------------------------------------------------------------------
NET ASSETS:

Beginning of period                                         209,403,560           239,538,029
---------------------------------------------------------------------------------------------
End of period                                              $212,165,761          $209,403,560
---------------------------------------------------------------------------------------------
Distributions in excess of net investment income            $(4,786,418)            $(753,819)
=============================================================================================

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS -- MAY 31, 2006 (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Strategic Global Income Fund, Inc. (the "Fund") was incorporated in Maryland on November 15, 1991 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. The Fund's shares trade on the New York Stock Exchange ("NYSE"). The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective.

In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc., the investment advisor

--------------------------------------------------------------------------------
24

STRATEGIC GLOBAL INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS -- MAY 31, 2006 (UNAUDITED)

and administrator of the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors (the "Board"). All investments quoted in foreign currencies will be valued weekly in US dollars on the basis of the foreign currency exchange rates. Foreign currency exchange rates are generally determined as of the close of the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty day or less remaining to maturity, unless the Board determines that this does not represent fair value.

Prior to November 1, 2005, foreign currency exchange rates were generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occurred between the time at which they were determined and the close of the NYSE, which would not have been reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time periods, the securities were valued at their fair value as determined in good faith by or under the direction of the Board. Effective November 1, 2005, the Fund began using the foreign currency exchange rates determined as of the close of regular trading on the NYSE.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

FOREIGN CURRENCY TRANSLATION--Prior to November 1, 2005, the books and records of the Fund are maintained in US dollars using the WM/Reuters closing spot rates as of 4:00 pm London time. Effective November 1, 2005, the Fund began using the foreign currency exchange rates determined as of the close of trading on the NYSE. For purposes of calculating the US dollar equivalent value of non-US dollar denominated obligation, foreign

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS -- MAY 31, 2006 (UNAUDITED)

currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities - at the exchange rates prevailing at the end of the Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund's portfolio are presented at the foreign exchange rates at the end of the Fund's fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts to enhance income.

The Fund has no specific limitation on the percentage of assets which may be committed to such forward contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such forward contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

--------------------------------------------------------------------------------
26

STRATEGIC GLOBAL INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS -- MAY 31, 2006 (UNAUDITED)

FUTURES CONTRACTS--The Fund may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund's assets or to manage the average duration of the Fund. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contract. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

SWAP AGREEMENTS--Total return swap agreements involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

At May 31, 2006, the Fund had outstanding a total return swap contract with the following terms:

                                         PAYMENTS         PAYMENTS
         NOTIONAL      TERMINATION      MADE BY THE      RECEIVED BY        UNREALIZED
         AMOUNT           DATE             FUND           THE FUND         APPRECIATION
---------------------------------------------------------------------------------------
RUB     24,400,000       10/09/07        $917,001^         7.58%#            $37,525
=======================================================================================

^   Payment made on 09/27/05 to fully fund swap.
#   Rate is equal to total return on OAO Gazprom 7.58% bond, due 10/09/07.
RUB Russian Ruble

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS -- MAY 31, 2006 (UNAUDITED)

return of capital is determined in accordance with US federal income tax regulations, which may differ from US generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT ADVISOR AND ADMINISTRATOR AND OTHER TRANSACTIONS WITH RELATED
ENTITIES

UBS Global Asset Management (US) Inc. ("UBS Global AM--US") served as the Fund's investment advisor and administrator until April 1, 2006. On April 1, 2006, the Fund's Investment Advisory and Administration Agreement ("Advisory Contract") was transferred from UBS Global AM--US to UBS Global Asset Management (Americas) Inc. ("UBS Global AM--Americas"). The transfer of the Advisory Contract between sister companies occurred in connection with an internal reorganization involving UBS Global AM--US and UBS Global AM--Americas. The Fund's Board of Directors approved the transfer of the Advisory Contract effective April 1, 2006. All of the personnel of UBS Global AM--US who previously provided investment advisory services to the Fund continue to provide investment advisory services to the Fund as employees of UBS Global AM--Americas. UBS Global AM--Americas has the same contractual rights and responsibilities under the Advisory Contract as those previously held by UBS Global AM--US. UBS Global AM--US and UBS Global AM--Americas are both indirect wholly owned subsidiaries of

--------------------------------------------------------------------------------
28

STRATEGIC GLOBAL INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS -- MAY 31, 2006 (UNAUDITED)

UBS AG. In accordance with the Advisory Contract, the Fund paid UBS Global AM--Americas (and UBS Global AM--US for periods prior to April 1, 2006) an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.00% of the Fund's average weekly net assets. At May 31, 2006 the Fund owed UBS Global AM--Americas $178,370 in investment advisory fees.

The Fund invests in shares of UBS Supplementary Trust--US Cash Management Prime Fund ("Supplementary Trust"). Supplementary Trust is a Fund managed by UBS Global AM--Americas.

The Fund pays no management fees to Supplementary Trust. Distributions from the Supplementary Trust are reflected as dividend income on the Statement of Operations.

Amounts relating to this investment for the year ended May 31, 2006, are summarized as follows:

                                                                                 % OF
                                            SALES      DIVIDEND                   NET
FUND                        PURCHASES     PROCEEDS     INCOME       VALUE       ASSETS
---------------------------------------------------------------------------------------
UBS Supplementary Trust --
   US Cash Management
   Prime Fund              $46,653,945   $46,942,268   $480,809   $17,068,417   8.05%
=======================================================================================

ADDITIONAL INFORMATION REGARDING COMPENSATION TO AFFILIATE OF A BOARD MEMBER

Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in his becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. UBS Global AM--Americas (or UBS Global AM--US for periods prior to April 1, 2006) may execute Fund portfolio transactions through Morgan Stanley based on that firm's ability to provide best execution of the transactions. For the six months ended May 31, 2006, the Fund purchased or sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $2,977,350. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM--Americas (or UBS Global AM--US for periods prior to April 1, 2006), UBS Global AM--Americas (or UBS Global AM--US for periods prior to

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS -- MAY 31, 2006 (UNAUDITED)

April 1, 2006) believes that under normal circumstances it represents a small portion of the total value of the transactions.

SECURITIES LENDING

The Fund may lend securities up to 331/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services, Inc., an indirect wholly owned subsidiary of UBS AG, and other affiliated broker-dealers have been approved as borrowers under the Fund's securities lending program. UBS Securities LLC is the Fund's lending agent. For the six months ended May 31, 2006, UBS Securities LLC earned $46 in compensation as the Fund's lending agent. At May 31, 2006, the Fund owed UBS Securities LLC $46 in compensation as the Fund's lending agent. At May 31, 2006, the Fund did not have any securities on loan.

CAPITAL STOCK

There are 100,000,000 shares of $0.001 par value common stock authorized and 18,258,828 shares outstanding at May 31, 2006. For the six months ended May 31, 2006 and the year ended November 30, 2005, the Fund did not repurchase any shares of common stock.

PURCHASE AND SALES OF SECURITIES

For the six months ended May 31, 2006, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $69,305,841 and $61,517,900, respectively.

FEDERAL TAX STATUS

The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, realized capital gains

--------------------------------------------------------------------------------
30

STRATEGIC GLOBAL INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS -- MAY 31, 2006 (UNAUDITED)

and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended November 30, 2005 was as follows:

DISTRIBUTIONS PAID FROM:
----------------------------------------------------------------------------------------
Ordinary income                                                              $22,834,397
----------------------------------------------------------------------------------------
Net realized long-term capital gains                                           9,886,047
----------------------------------------------------------------------------------------
Return of capital                                                              2,079,056
----------------------------------------------------------------------------------------
                                                                             $34,799,500
========================================================================================

At November 30, 2005, the components of accumulated earnings on a tax basis were comprised of net unrealized appreciation of $1,348,953.

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund's fiscal year ended November 30, 2006.

The difference between book-basis and tax-basis net unrealized appreciation of investments is attributable to premium amortization adjustments and wash sales.

For federal income tax purposes, which was substantially the same for book purposes, the tax cost of investments and components of net unrealized appreciation of investments at May 31, 2006 were as follows:

Tax cost of investments                                                     $213,493,854
========================================================================================
Gross appreciation (investments having an excess of value over cost)           7,436,178
----------------------------------------------------------------------------------------
Gross depreciation (investments having an excess of cost over value)          (5,544,970)
----------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                    $1,891,208
========================================================================================

To reflect reclassifications arising from permanent "book/tax" differences for the year ended November 30, 2005, accumulated undistributed net investment income was increased by $7,023,584, accumulated net realized gain from investment activities was decreased by $5,124,528 and capital stock was decreased by $2,079,056.

These differences were primarily due to tax treatment of foreign currency transactions, paydown gains and losses, adjustments for certain debt obligations and the reclassification of the tax character of distributions, including return of capital.

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding thoughout each period is presented below:

                                           FOR THE SIX
                                          MONTHS ENDED                FOR THE YEARS ENDED NOVEMBER 30,
                                           MAY 31, 2006     -----------------------------------------------------
                                           (UNAUDITED)      2005        2004        2003        2002(+)     2001
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                        $11.47      $13.12      $12.93      $12.15      $11.99      $11.92
-----------------------------------------------------------------------------------------------------------------
Net investment income                           0.25        0.54        0.54        0.53        0.52        0.72
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized
   gains (losses) from
   investments and foreign
   currency transactions                        0.37       (0.28)       0.94        1.53        0.83        0.55
-----------------------------------------------------------------------------------------------------------------
Net increase from investment
   operations                                   0.62        0.26        1.48        2.06        1.35        1.27
-----------------------------------------------------------------------------------------------------------------
Dividends from net investment
   income and net realized
   gains from foreign currency
   transactions                                (0.47)(2)   (1.17)      (1.29)      (0.78)      (0.57)      (0.55)
-----------------------------------------------------------------------------------------------------------------
Distributions from net realized
   gains from investment
   transactions                                   --       (0.63)         --       (0.33)      (0.22)         --
-----------------------------------------------------------------------------------------------------------------
Distributions from paid-in-capital                --       (0.11)         --       (0.17)      (0.40)      (0.66)
-----------------------------------------------------------------------------------------------------------------
Total dividends and distributions
   to shareholders                             (0.47)      (1.91)      (1.29)      (1.28)      (1.19)      (1.21)
-----------------------------------------------------------------------------------------------------------------
Net increase in net asset value
   resulting from repurchase
   of common stock                                --          --          --          --          --        0.01
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END
   OF PERIOD                                  $11.62      $11.47      $13.12      $12.93      $12.15      $11.99
-----------------------------------------------------------------------------------------------------------------
MARKET PRICE PER SHARE, END
   OF PERIOD                                  $11.78      $10.56      $14.60      $14.44      $12.84      $11.40
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                     16.14%     (17.37)%     10.89%      23.18%      24.39%      25.34%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)           $212,166    $209,404    $239,538    $236,102    $221,928    $218,962
-----------------------------------------------------------------------------------------------------------------
Expenses to average net assets                  1.22%*      1.22%       1.16%       1.19%       1.18%       1.19%
-----------------------------------------------------------------------------------------------------------------
Net investment income to
   average net assets                           4.24%*      4.43%       4.21%       4.15%       4.37%       5.94%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                35%        113%        189%         49%         51%         29%
=================================================================================================================

--------------------------------------------------------------------------------
32

STRATEGIC GLOBAL INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

* Annualized

1 Total investment return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.

2 The actual sources of the Fund's fiscal year 2006 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund's fiscal year based on tax regulations. Shareholders will be informed on the tax characteristics of dividends/distributions after the close of the 2006 fiscal year.

+ As required, effective as of December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premiums on debt securities for financial statement reporting purposes only. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $0.06, increase net realized and unrealized gains from investment and foreign currency activities per share by $0.06, and decrease the ratio of net investment income to average net assets from 4.82% to 4.37%. Per share ratios and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

TAX INFORMATION (UNAUDITED)

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting. Since the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2006. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2007. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------
34

STRATEGIC GLOBAL INCOME FUND, INC.

GENERAL INFORMATION (UNAUDITED)

THE FUND

The Fund Strategic Global Income Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its primary objective. The Fund's investment advisor and administrator is UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), an indirect wholly owned asset management subsidiary of UBS AG, which had over $77.8 billion in assets under management as of March 31, 2006.

The Fund's NYSE trading symbol is "SGL." Comparative net asset value and market price information about the fund is published weekly in various media.

SHAREHOLDER MEETING INFORMATION

An annual meeting of shareholders of the Fund was held on February 3, 2006. At the meeting, Richard Q. Armstrong, David J. Beaubien, Alan S. Bernikow, Richard
R. Burt, Meyer Feldberg, Bernard H. Garil and Heather R. Higgins were elected to serve as board members until the next annual meeting of shareholders or until their successors are duly elected and qualified or until they retire, resign or are earlier removed. The shares were voted as indicated below:

                                                                           SHARES
                                                            SHARES        WITHHOLD
TO VOTE FOR OR WITHHOLD AUTHORITY IN THE ELECTION OF:      VOTED FOR      AUTHORITY
------------------------------------------------------------------------------------
Richard Q. Armstrong                                    14,878,524.620   474,976.786
------------------------------------------------------------------------------------
David J. Beaubien                                       14,882,891.468   470,609.938
------------------------------------------------------------------------------------
Richard R. Burt                                         14,886,397.291   467,104.115
------------------------------------------------------------------------------------
Meyer Feldberg                                          14,889,686.468   463,814.928
------------------------------------------------------------------------------------
Alan S. Bernikow                                        14,887,797.291   465,704.115
------------------------------------------------------------------------------------
Bernard H. Garil                                        14,890,560.468   462,940.938
------------------------------------------------------------------------------------
Heather R. Higgins                                      14,878,975.468   474,525.938
------------------------------------------------------------------------------------

The Fund is not aware of any broker non-votes. (Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.)

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

GENERAL INFORMATION (UNAUDITED)

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the 12-month period ended June 30, 2005, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

DIVIDEND REINVESTMENT PLAN

The Fund's Board has established a Dividend Reinvestment Plan (the "Plan") under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the shareholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

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36

STRATEGIC GLOBAL INCOME FUND, INC.

GENERAL INFORMATION (UNAUDITED)

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund's market price exceeds its net asset value; a portion of a dividend may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

DISTRIBUTION POLICY

The Fund's Board adopted a managed distribution policy in May 1998, which was revised effective January 2000 and again in May 2005. Pursuant to the policy as in effect from January 2000 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 10% of the Fund's net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). The Board approved reducing the annualized rate

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

GENERAL INFORMATION (UNAUDITED)

for distribution pursuant to the policy from 10% to 8% effective beginning with the June 2005 monthly distribution. From May 31, 1998 through January 2000, the Fund's managed distribution was 8% of the Fund's net asset value as determined as of the last trading day during the first week of the month. Prior to May 31, 1998, the Fund's distributions varied based on the Fund's net investment income and realized capital gains or losses. The Fund's Board may change or terminate the managed distribution policy at any time; any such change or termination may have an adverse effect on the market price for the Fund's shares.

To the extent that the Fund's taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund (based on a percentage of its net assets) exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital for tax purposes.

Monthly distributions based on a fixed percentage of the Fund's net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund's Board will reassess the annualized percentage of net assets at which the Fund's monthly distributions will be made no less frequently than annually.

--------------------------------------------------------------------------------
38

STRATEGIC GLOBAL INCOME FUND, INC.

BOARD APPROVAL OF INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT (UNAUDITED)

BACKGROUND--At a meeting of the board of Strategic Global Income Fund, Inc. (the "Fund") on February 8, 2006, the members of the board, including the board members who are not "interested persons" of the Fund ("Independent Directors"), as defined in the Investment Company Act of 1940, as amended, considered and approved the transfer of the current Investment Advisory and Administration Agreement between the Fund and UBS Global Asset Management (US) Inc. ("UBS Global AM") to UBS Global Asset Management (Americas) Inc. ("UBS Global Americas"), an affiliate of UBS Global AM. The board received information and materials about the proposed transfer both at its November 2005 meeting and at its February 2006 meeting. In considering the approval of the transfer of the Investment Advisory and Administration Agreement (such transfer referred to as the "New Investment Advisory and Administration Agreement"), the board reviewed a memorandum from UBS Global AM explaining the reasons for the proposed transfer, including that the transfer would result in management efficiencies and eliminate the duplication of functions that had resulted from having two registered investment advisors, UBS Global AM and UBS Global Americas, providing investment advisory services to the UBS funds. The board also reviewed material provided by UBS Global AM on UBS Global Americas, including that the current portfolio manager for the Fund would not change as a result of the transfer from UBS Global AM to UBS Global Americas. The board also noted management's explanation that any expenses resulting from the transfer would be borne by UBS Global AM, and not the Fund. The board also received and reviewed a draft of an opinion to be provided by Dechert LLP, counsel to the Fund, that the proposed transfer would not be considered an "assignment" of the existing investment advisory contract under the Investment Company Act of 1940, as amended, because
(1) there would be no change of actual control of the investment adviser to the Fund; (2) there would be no change of management of the investment advisor to the Fund; (3) the nature, quality and extent of the investment advisory services provided by UBS Global AM under the current Investment Advisory and Administration Agreement would not change as a result of the transfer; (4) the transfer would not result in any change in the fundamental investment processes, investment strategies or investment techniques currently employed by UBS Global AM portfolio managers or other investment professionals in providing services to the Fund; and (5) there would be no change to any of the material terms of the Investment Advisory and Administration Agreements as a result of the transfer. The board took note of its knowledge of UBS Global AM and its affiliates, including UBS Global Americas, and the current Investment
--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

BOARD APPROVAL OF INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT (UNAUDITED)

Advisory and Administration Agreement for the Fund, including the extensive materials it had reviewed at its annual contract renewal meeting in the summer of 2005 for the Fund, and noted that it had at that time received a memorandum from its independent legal counsel discussing, among other things, the duties of board members in considering approval of advisory and administration agreements.

In its consideration of the approval of the New Investment Advisory and Administration Agreement, the board considered the following factors:

NATURE, EXTENT AND QUALITY OF THE SERVICES UNDER THE NEW INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT--The board took note that at its last annual contract renewal meeting for the Fund, in connection with its review of the Fund's advisory and administration agreements, it had received and considered extensive information regarding the nature, extent and quality of management services generally provided to the Fund by UBS Global AM under the Investment Advisory and Administration Agreement, and a description of the administrative and other services rendered to the Fund and its shareholders by UBS Global AM and UBS Global AM's role in coordinating providers of other services to the Fund, including custody, accounting and transfer agency services. The board considered management's explanation that UBS Global Americas would provide identical services under the New Investment Advisory and Administration Agreement as were provided by UBS Global AM under the current Investment Advisory and Administration Agreement. The board's evaluation of the services to be provided by UBS Global Americas to the Fund took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of investment management and other capabilities and the quality of administrative and other services, and considered that based on the materials presented to them these services would remain the same. The board also considered, based on its knowledge of UBS Global AM and UBS Global Americas, the financial resources available to UBS Global Americas and its parent organization, UBS AG, one of the leading financial services companies in the world.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Fund under the New Investment Advisory and Administration Agreement.

MANAGEMENT FEES--The board noted that the current contractual management fee for the Fund under the current Investment Advisory and Administration Agreement was not proposed to be changed under the

--------------------------------------------------------------------------------
40

STRATEGIC GLOBAL INCOME FUND, INC.

BOARD APPROVAL OF INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT (UNAUDITED)

New Investment Advisory and Administration Agreement. The board also considered that at its most recent annual contract renewal meeting during the summer of 2005 it had received and reviewed information on the contractual management fee payable by the Fund to UBS Global AM, including information on management fees paid by comparable funds. The board recognized that the current fee arrangements would not change as a result of the transfer.

Taking all of the above into consideration, the board determined that the proposed contractual management fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Fund under the New Investment Advisory and Administration Agreement.

FUND PERFORMANCE--The board took into consideration the reports on Fund performance received by the board at each meeting and the more extensive review and discussion of Fund performance at its most recent annual contract renewal meeting. The board also noted that the transfer would not result in any change in the fundamental investment processes, investment strategies or investment techniques of the Fund and that no changes in the current Fund personnel overseeing Fund management were proposed or anticipated as a result of the transfer.

Based on its prior review and the more updated performance information provided, the board concluded that the Fund's investment performance was satisfactory.

ADVISOR PROFITABILITY--As UBS Global Americas would be a new advisor to the Fund, profitability of UBS Global Americas in providing services to the Fund was not a primary factor considered by the board. The board did note that at its most recent annual contract renewal meeting it received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund and had determined at that time that UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund. The board also recognized that the management fee would not change as a result of the transfer and the services provided to the Fund by UBS Global Americas would be identical to those currently provided by UBS Global AM, making the profitability data received at its last contract renewal meeting still of some relevance. UBS Global AM also noted management's explanation that a significant benefit of the transfer of the Investment Advisory and Administration Agreement to UBS Global Americas was to reduce a regulatory capital requirement imposed on UBS Global AM, which was expected to permit the eventual transfer of certain financial assets owned

--------------------------------------------------------------------------------

STRATEGIC GLOBAL INCOME FUND, INC.

BOARD APPROVAL OF INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT (UNAUDITED)

by UBS Global AM to satisfy regulatory requirements to other parts of UBS AG for other corporate purposes.

ECONOMIES OF SCALE--The board noted that it had previously considered whether economies of scale in the provision of services to the Fund would be passed along to the shareholders during its most recent consideration of the annual renewal of the Investment Advisory and Administration Agreement and did not see the need to reconsider this factor again in the context of the transfer of the agreement to a sister investment advisor.

OTHER BENEFITS TO UBS GLOBAL AMERICAS--The board considered other benefits received by UBS Global Americas and its affiliates as a result of its proposed relationship with the Fund, including the potential opportunity to offer additional products and services to Fund shareholders. The board also considered the benefits to be realized when certain assets of UBS Global AM were freed from certain regulatory requirements and were available to be paid as a dividend from one part of UBS AG to another part of UBS AG for such purposes as UBS AG deemed appropriate.

In light of the costs of providing investment management, administrative and other services to the Fund and UBS Global America's expected ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global Americas and its affiliates received or would receive were considered reasonable.

In light of all of the foregoing, the board approved the New Investment Advisory and Administration Agreement for the Fund.

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the New Investment Advisory and Administration Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process. The board discussed the proposed approval of the New Investment Advisory and Administration Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM or UBS Global Americas were present.

--------------------------------------------------------------------------------
42

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                                                                              43

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44

DIRECTORS

Richard Q. Armstrong                          Meyer Feldberg
Chairman
                                              Bernard H. Garil
David J. Beaubien
                                              Heather R. Higgins
Alan S. Bernikow

Richard R. Burt

PRINCIPAL OFFICERS

W. Douglas Beck                               John Penicook
President                                     Vice President

Mark F. Kemper                                Uwe Schillhorn
Vice President and Secretary                  Vice President

Thomas Disbrow
Vice President and Treasurer

INVESTMENT ADVISOR AND ADMINISTRATOR

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by independent registered accountants who do not express an opinion thereon.

(C) 2006 UBS Global Asset Management (Americas) Inc. All rights reserved.

[LOGO OF UBS] UBS

                                                                   -------------
                                                                     PRESORTED
                                                                      STANDARD
                                                                    U.S. POSTAGE
                                                                        PAID
                                                                   COMPUTERSHARE
                                                                   -------------

              UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
              51 West 52nd Street
              New York, New York 10019-6114

ITEM 2. CODE OF ETHICS.
-----------------------

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
-----------------------------------------------

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
--------------------------------------------------------------------------

There were no purchases made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant's equity securities made in the period covered by this report.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

The registrant's Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Mr. Richard Burt, care of the Secretary of the registrant at UBS Global Asset Management (Americas) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope "Nominating and Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

  (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

  (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
------------------

  (a) (1) Code of Ethics - Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

  (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

  (a) (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons - The registrant has not engaged in such a solicitation during the period covered by this report.

  (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Global Income Fund, Inc.

By:    /s/ W. Douglas Beck
       -------------------
       W. Douglas Beck
       President

Date:  August 4, 2006
       --------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ W. Douglas Beck
       -------------------
       W. Douglas Beck
       President

Date:  August 4, 2006
       --------------

By:    /s/ Thomas Disbrow
       ------------------
       Thomas Disbrow
       Vice President and Treasurer

Date:  August 4, 2006
       --------------